UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:
Josh Deringer, Esq.
Drinker Biddle
One Logan Square, Suite 2000
Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Conestoga Funds

SMALL CAP FUND
SMID CAP FUND

M a n a g e d B y

SEMI-ANNUAL REPORT

March 31, 2017
(Unaudited)

CONESTOGA FUNDS CHAIRMAN’S LETTER

May 26, 2017

Dear Fellow Shareholders of the Conestoga Funds,

I am pleased to provide the Semi-Annual Report of the Conestoga Funds through March 31, 2017. Both the Conestoga Small Cap Fund and SMid Cap Fund have started the fiscal year with solid performance. For the six-month reporting period, the Small Cap Fund has modestly outperformed the Russell 2000 Growth Index while lagging the Russell 2000 Index. Similarly, the SMid Cap Fund outperformed the Russell 2500 Growth Index while modestly trailing the Russell 2500 Index for the first six months of the Funds’ fiscal year. Please review the accompanying Manager’s Letter for a thorough discussion of the Funds’ performance and activity.

Conestoga Capital Advisors has continued its succession plans on schedule, and during this period the Advisor completed the transition of ownership held in my personal holdings. This transition of the third and final tranche of my personal holdings of Conestoga’s Class A Non-Voting units occurred as scheduled on March 31, 2017. Personally, I would like to state how proud I am of the successful transition of leadership that the Conestoga team has made over the last three years.

The Funds have continued to experience net inflows this fiscal year to date, and I am pleased to report that the Small Cap Fund exceeded $1 billion in net assets in April 2017. This growth in assets has occurred in an environment of negative flows toward managed assets and positive flows in the direction on index funds and exchange traded funds (ETFs). On behalf of Conestoga Capital Advisors and all of the trustees, I thank you for your continued support of the Conestoga Funds.

With every good wish, sincerely,

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.
Chairman and Chief Executive Officer
The Conestoga Funds

CONESTOGA FUNDS MANAGER’S LETTER

Dear Fellow Shareholders,

U.S. equity markets closed out 2016 with a post-election rally fueled by expectations of expanded pro-growth fiscal policies, lower taxes and regulations, and higher interest rates. Economic indicators released during the fourth quarter of 2016 continued to show a U.S. economy that was growing modestly, with steady job growth, and improving consumer sentiment. The Federal Reserve raised interest rates in December, supporting their decision with the current condition and improving outlook for the U.S. economy.

As the calendar flipped to 2017, the bull market in U.S. equities continued and reached its eighth birthday in March. Domestic equity markets bottomed in March 2009, and economists marked the end of the Great Recession in June 2009. While there have been some ups and downs along the way, the bull market has remained on track and the current economic expansion is the third longest on record. The duration of the bull market, coupled with absolute valuations that are above long-term averages, has caused some speculation on the prospects for U.S. equities. While it is true that U.S. equity price-to-earnings (PE) ratios are above their long-term averages, valuations relative to other opportunities may still favor stocks. Bond yields and cash do not appear to provide compelling potential returns relative to U.S. equities over the long-term.

As the first quarter of 2017 drew to a close, the economy continued to grow steadily with unemployment low and consumer confidence high. The Federal Reserve raised its target federal funds rate to a range of 0.75% to 1.00% at its March meeting, and announced that they expect to raise rates two more times in 2017 while remaining “accommodative”. The hike in short-term rates had little impact on longer-term rates, and the U.S. dollar was stable relative to other currencies. Corporate earnings announced during the quarter reflect a corporate sector that is generally healthy and on a growth trajectory. We believe that further earnings growth and achieving corporate tax reform will be key to extending the lifespan of the rally.

As managers and fellow shareholders of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund, we were pleased to see the Funds provide returns that compared favorably to their benchmark indices and perform as we would expect throughout the period. Given our high quality conservative growth approach, we expect the strategy to protect capital during periods of market uncertainty and higher volatility. Returns for both Funds are below:

Performance Through March 31, 2017
	1Q 2017	Six Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	4.02%	9.21%	22.92%	7.81%	12.18%	9.45%	11.45%
Russell 2000 Index	2.47%	11.52%	26.22%	7.22%	12.35%	7.12%	11.05%
Russell 2000 Growth Index	5.35%	9.11%	23.03%	6.72%	12.10%	8.06%	11.31%

Performance Through March 31, 2017
	1Q 2017	Six Months	1 Year	3 Years*	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	7.31%	9.36%	21.72%	4.45%	2.65%
Russell 2500 Growth Index	6.25%	9.01%	19.77%	7.23%	6.69%

*	Note – All periods longer than one-year are annualized

SMALL CAP FUND PERFORMANCE REVIEW
The Small Cap Fund slightly outperformed the Russell 2000 Growth Index for the six months ended March 31, 2017, but struggled to keep pace with the Russell 2000 Index for the period. Stock selection was the primary source of outperformance relative to the Russell 2000 Growth Index, while allocation effects was the primary cause of underperformance relative to the Russell 2000 Index. From a sector perspective, Consumer Discretionary, Consumer Staples and Health Care were the largest contributors to relative performance versus the Growth benchmark, while Technology was the largest detractor from relative results.

For the six months ended March 31, 2017, the Consumer space of the market was a bright spot for the fund with both the Discretionary and Staples sectors outperforming. Within the Discretionary sector, high conviction positions in Grand Canyon Education, Inc. (LOPE), and Stamps.com, Inc. (STMP) were two of the top performers in the portfolio. Shares of LOPE rallied on expectations of a less onerous regulatory environment for the for-profit education industry and STMP was the beneficiary of a material earnings beat highlighted by robust organic growth. Within Consumer Staples, our position in MGP Ingredients (MGPI) provided positive returns for the period.

In Health Care, positions in Neogen Corporation (NEOG) and Vascular Solutions Inc. (VASC) were the largest contributors to relative returns. NEOG reported solid revenue and earnings growth and benefited from improved operating margins. VASC announced an agreement to be acquired by Teleflex Inc. (TFX), and experienced price appreciation over the course of the fourth quarter of 2016.

In the Technology sector, stock selection proved the most challenging with SPS Commerce Inc. (SPSC) and Exa Corporation (EXA) being the largest detractors. SPSC suffered from lower than expected guidance for 2017 due to weakness at several retailers as they struggle with their transition to an omni-channel selling platform. EXA was down as the company cited heavy vehicle makers delayed efficiency projects and the potential impact of a border-adjustment tax. In addition to negative stock selection effects within Technology, cash holdings, which were slightly over 5%, also acted as a drag on returns during the period.

Underperformance versus the Russell 2000 Index was largely attributed to the large sector allocation differences between the Russell 2000 and Russell 2000 Growth indices. The Financial Services sector, which includes bank stocks, has become a large weight in the Russell 2000 Index (nearly 30% of the Index). This sector, and especially the banks industry, experienced stellar returns in 2016 as prospects for increasing interest rates fueled expectations that financial services companies could finally start to improve profitability. Conestoga is typically underweight Financial Services, and currently has only one holding in the sector. (It is difficult for banks and other financial services companies to meet our long-term sustainable growth criteria.) As the Financial Services sector rallied sharply, Conestoga’s relative return suffered.

We have continued to demonstrate a long-term investment horizon as the Small Cap Fund’s annualized portfolio turnover was 21% as of March 31, 2017. We added five new companies and removed five companies from the Small Cap Fund’s holdings over the six months ended March 31, 2017.

SMID CAP FUND PERFORMANCE REVIEW
The Conestoga SMid Cap Fund outperformed the Russell 2500 Growth Index (10.11% net of fees vs. 9.01%) for the six months ended March 31, 2017, with most of the outperformance driven by stock selection effects. From a sector perspective, Health Care and Consumer Discretionary were the largest contributors to performance while Technology was the largest detractor from relative results.

Within Health Care, stock selection was the largest contributor to relative returns. High conviction positions in Align Technology Inc. (ALGN), Neogen Corp. (NEOG) and Vascular Solutions Inc. (VASC) added significantly to outperformance. Long-time holding ALGN was up due to strong financial results which were driven by robust volume growth and market share gains. NEOG reported solid revenue and earnings growth and benefited from improved operating margins. VASC announced an agreement to be acquired by Teleflex Inc. (TFX), and experienced price appreciation over the course of the fourth quarter of 2016.

Relative performance in the Consumer Discretionary sector was aided by strong stock selection effects with positions in Stamps.com Inc. (STMP) and SiteOne Landscape Supply, Inc. (SITE) providing the largest positive contributions. STMP was the beneficiary of a material earnings beat highlighted by robust organic growth. Strong performance from SITE was driven by better-than-expected fourth quarter results and guidance for 2017, as well as a faster-than-expected pace of acquisitions year-to-date.

The Technology sector was the largest detractor from relative returns during the period. The portfolio’s lack of exposure to the Semiconductor industry, which was up significantly and one of the best performing groups within the sector, was a headwind. In addition to stylistic headwinds, a couple of names produced negative stock selection effects including SPS Commerce Inc. (SPSC) and Tyler Technologies Inc. (TYL). SPSC suffered from lower than expected guidance for 2017 due to weakness at several retailers as they struggle with their transition to an omni-channel selling platform. TYL disappointed some investors when company management emphasized that it is more comfortable with revenue estimates in the 10% range, which is lower than the mid-teens revenue growth rate over the past several years.

Sector allocations added modestly to relative returns, with the portfolio’s lack of exposure to Consumer Staples and the significant overweight to Producer Durables having the most positive effects.

The SMid Cap Fund’s annualized portfolio turnover was 21% as of March 31, 2017. We added four new companies and removed one company from the SMid Cap Fund’s holdings. The commonality of holdings between the SMid Cap Fund and the Small Cap Fund declined to less than 60% at March 31, 2017. We expect that going forward, the SMid Cap Fund and Small Cap Fund will average between 50% and 60% commonality of holdings.

CONESTOGA CAPITAL ADVISORS FIRM UPDATE
The managing partners of Conestoga Capital Advisors completed the transition of ownership from our retired partner Bill Martindale. The transition of the third and final tranche of Bill’s personal holdings of Conestoga’s Class A Non-Voting units occurred as scheduled on March 31, 2017.

Total assets for the firm remain stable and have grown steadily since the start of the fiscal year. As of March 31, 2017, total assets under management for the firm were $1.96 billion.

We are pleased to announce the funding of a SMid Cap Growth separate account in January, which re-launches our SMid Cap composite. In addition, Conestoga’s Small Cap Growth strategy is now available in a collective investment fund (CIF). This investment vehicle is available to qualified plans, and has an expense ratio of 0.79% after waivers.

As always, we appreciate your investment in the Conestoga Funds. We look forward to serving you in the years ahead.

Sincerely,

Robert M. Mitchell Managing Partner – Co-Portfolio Manager Conestoga Small Cap Fund and Conestoga SMid Cap Fund	Joseph F. Monahan Managing Partner – Co-Portfolio Manager Conestoga Small Cap Fund and Conestoga SMid Cap Fund

Derek S. Johnston Co-Portfolio Manager Conestoga SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2017 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga Small Cap Fund – Institutional Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	23.15%	12.08%
Russell 2000® Index	26.22%	9.20%
Russell 2000® Growth Index	23.03%	8.57%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	3 Years	5 Years	10 Years	Since Inception (10/01/2002)
Conestoga Small Cap Fund - Investors Class	22.92%	7.81%	12.18%	9.45%	11.45%
Russell 2000® Index	26.22%	7.22%	12.35%	7.12%	11.05%
Russell 2000® Growth Index	23.03%	6.72%	12.10%	8.06%	11.31%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2017 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga SMid Cap Fund – Institutional Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	22.10%	9.32%
Russell 2500® Index	21.53%	10.08%
Russell 2500® Growth Index	19.77%	9.14%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2017 (Unaudited)

Comparison of the Changes in Value of a $10,000
Investment in Conestoga SMid Cap Fund – Investors Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	3 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	21.72%	4.45%	2.65%
Russell 2500® Index	21.53%	7.43%	7.46%
Russell 2500® Growth Index	19.77%	7.23%	6.69%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS March 31, 2017 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Omnicell, Inc.	3.6%
Blackbaud, Inc.	3.2%
Cantel Medical Corporation	3.1%
AAON, Inc.	3.0%
Stamps.com, Inc.	2.8%
Neogen Corporation	2.8%
Mesa Laboratories, Inc.	2.7%
Grand Canyon Education, Inc.	2.6%
WageWorks, Inc.	2.6%
Fox Factory Holding Corporation	2.5%

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS March 31, 2017 (Unaudited)
COMMON STOCKS — 92.6%	Shares	Value
Consumer Discretionary — 16.2%
Auto & Auto Parts — 2.2%
Dorman Products, Inc. (a)	267,549	$21,973,799

Consumer Services — 9.3%
Grand Canyon Education, Inc. (a)	363,750	26,048,137
HealthStream, Inc. (a)	837,642	20,296,066
Sotheby's (a)	405,000	18,419,400
Stamps.com, Inc. (a)	232,050	27,463,118
		92,226,721
Leisure — 2.5%
Fox Factory Holding Corporation (a)	883,850	25,366,495

Retail — 2.2%
SiteOne Landscaping Supply, Inc. (a)	450,000	21,784,500

Consumer Staples — 3.4%
Food/Beverage & Tobacco — 2.3%
MGP Ingredients, Inc.	410,000	22,234,300

Household Products — 1.1%
WD-40 Company	103,000	11,221,850

Energy — 1.5%
Non-Renewable Energy — 1.5%
Matador Resources Company (a)	646,756	15,386,325

Financial Services — 1.6%
Investment Banking & Brokerage Services — 1.6%
Westwood Holdings Group, Inc.	307,671	16,432,708

Health Care — 21.2%
Health Care Equipment & Supplies — 0.6%
LeMaitre Vascular, Inc.	230,349	5,673,496

Health Care Services — 6.5%
Medidata Solutions, Inc. (a)	351,100	20,254,959
National Research Corporation - Class A	224,923	4,430,983
National Research Corporation - Class B	117,473	4,628,436
Omnicell, Inc. (a)	870,850	35,400,053
		64,714,431

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6%(Continued)	Shares	Value
Health Care — 21.2%(Continued)
Medical Equipment & Supplies — 9.4%
Align Technology, Inc. (a)	178,837	$20,514,392
Bio-Techne Corporation	141,500	14,383,475
Cantel Medical Corporation	386,392	30,949,999
Neogen Corporation (a)	417,550	27,370,403
		93,218,269
Pharmaceuticals & Biotech — 4.7%
Ligand Pharmaceuticals, Inc. (a)	207,925	22,006,782
Repligen Corporation (a)	703,400	24,759,680
		46,766,462
Industrials — 1.7%
Machinery — 1.7%
ESCO Technologies, Inc.	83,319	4,840,834
John Bean Technologies Corporation	138,550	12,185,473
		17,026,307
Information Technology — 2.2%
Software — 2.2%
Descartes Systems Group, Inc. (The) (a)	948,400	21,718,360

Materials & Processing — 9.0%
Building Materials & Services — 7.4%
AAON, Inc.	839,400	29,672,790
Simpson Manufacturing Company, Inc.	578,200	24,914,638
Trex Company, Inc. (a)	279,725	19,410,118
		73,997,546
Chemicals and Synthetics — 1.6%
Balchem Corporation	187,125	15,422,842

Producer Durables — 17.0%
Commercial Services — 10.1%
CoStar Group, Inc. (a)	58,050	12,029,121
Exponent, Inc.	362,500	21,586,875
Healthcare Services Group, Inc.	529,100	22,798,919
Rollins, Inc.	513,343	19,060,426
WageWorks, Inc. (a)	352,901	25,514,742
		100,990,083
Machinery — 1.3%
Proto Labs, Inc. (a)	245,225	12,530,997

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6%(Continued)	Shares	Value
Producer Durables — 17.0% (Continued)
Scientific Instruments & Services — 4.4%
Mesa Laboratories, Inc. (b)	218,886	$26,857,312
Sun Hydraulics Corporation	463,225	16,727,055
		43,584,367
Transportation & Freight — 1.2%
Mobile Mini, Inc.	389,900	11,891,950

Technology — 18.8%
Electronics — 2.6%
NVE Corporation	139,450	11,545,065
Rogers Corporation (a)	159,825	13,724,173
		25,269,238
Information Technology — 16.2%
ACI Worldwide, Inc. (a)	901,815	19,289,823
Blackbaud, Inc.	411,168	31,524,251
Bottomline Technologies (de), Inc. (a)	830,899	19,650,761
Exa Corporation (a)(b)	891,633	11,323,739
NIC, Inc.	950,400	19,198,080
PROS Holdings, Inc. (a)	815,000	19,714,850
SPS Commerce, Inc. (a)	387,800	22,682,422
Tyler Technologies, Inc. (a)	116,325	17,979,192
		161,363,118

Total Investments at Value — 92.6% (Cost $584,015,968)		$920,794,164

Other Assets in Excess of Liabilities — 7.4%		73,537,407

Net Assets — 100.0%		$994,331,571

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS March 31, 2017 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
ANSYS, Inc.	3.4%
HEICO Corporation - Class A	3.3%
Omnicell, Inc.	3.2%
CoStar Group, Inc.	3.1%
Align Technology, Inc.	3.1%
Copart, Inc.	3.1%
Rollins, Inc.	3.1%
Blackbaud, Inc.	3.1%
Bright Horizons Family Solutions, Inc.	2.9%
Graco, Inc.	2.9%

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS March 31, 2017 (Unaudited)
COMMON STOCKS — 99.5%	Shares	Value
Consumer Discretionary — 12.3%
Auto & Auto Parts — 1.0%
Dorman Products, Inc. (a)	2,500	$205,325

Consumer Services — 6.5%
Bright Horizons Family Solutions, Inc. (a)	8,000	579,920
HealthStream, Inc. (a)	11,450	277,434
Stamps.com, Inc. (a)	3,575	423,101
		1,280,455
Distributors — 1.5%
Pool Corporation	2,500	298,325

Leisure — 1.6%
Polaris Industries, Inc.	3,880	325,144

Retail — 1.7%
SiteOne Landscape Supply, Inc. (a)	6,750	326,767

Energy — 1.8%
Energy Equipment & Services — 1.8%
Core Laboratories N.V.	3,125	361,000

Financial Services — 2.0%
Insurance — 2.0%
Markel Corporation (a)	400	390,344

Health Care — 22.4%
Health Care Equipment & Supplies — 1.5%
West Pharmaceutical Services, Inc.	3,500	285,635

Health Care Services — 4.9%
Medidata Solutions, Inc. (a)	6,105	352,197
Omnicell, Inc. (a)	15,300	621,945
		974,142
Medical Equipment & Supplies — 12.0%
Align Technology, Inc. (a)	5,400	619,434
Bio-Techne Corporation	4,000	406,600
Cantel Medical Corporation	2,575	206,258

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.5%(Continued)	Shares	Value
Health Care — 22.4%(Continued)
Medical Equipment & Supplies — 12.0% (Continued)
IDEXX Laboratories, Inc. (a)	1,500	$231,915
Neogen Corporation (a)	6,700	439,185
Teleflex, Inc.	2,400	464,952
		2,368,344
Pharmaceuticals & Biotech — 4.0%
Ligand Pharmaceuticals, Inc. (a)	3,425	362,502
Repligen Corporation (a)	12,000	422,400
		784,902
Industrials — 2.5%
Commercial Services & Supplies — 1.3%
Healthcare Services Group, Inc.	5,775	248,845

Machinery — 1.2%
John Bean Technologies Corporation	2,710	238,344

Materials & Processing — 7.4%
Building Materials & Services — 5.6%
AAON, Inc.	13,475	476,341
Simpson Manufacturing Company, Inc.	6,915	297,967
Trex Company, Inc. (a)	4,750	329,603
		1,103,911
Chemicals and Synthetics — 1.8%
Balchem Corporation	4,200	346,164

Producer Durables — 29.5%
Commercial Services — 15.7%
Copart, Inc. (a)	10,000	619,300
CoStar Group, Inc. (a)	3,000	621,660
Exponent, Inc.	6,170	367,423
IHS Markit Ltd. (a)	9,000	377,550
Rollins, Inc.	16,550	614,502
WageWorks, Inc. (a)	6,850	495,255
		3,095,690
Machinery — 3.8%
Graco, Inc.	6,020	566,723
Proto Labs, Inc. (a)	3,470	177,317
		744,040

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.5%(Continued)	Shares	Value
Producer Durables — 29.5%(Continued)
Scientific Instruments & Services — 2.6%
A.O. Smith Corporation	5,850	$299,286
Donaldson Company, Inc.	4,850	220,772
		520,058
Transportation & Freight — 7.4%
HEICO Corporation - Class A	8,650	648,750
Mobile Mini, Inc.	9,750	297,375
Wabtec Corporation	6,690	521,820
		1,467,945
Technology — 21.6%
Electronics — 2.6%
Cognex Corporation	1,750	146,913
IPG Photonics Corporation (a)	3,000	362,100
		509,013
Information Technology — 19.0%
ACI Worldwide, Inc. (a)	14,000	299,460
ANSYS, Inc. (a)	6,300	673,281
Blackbaud, Inc.	7,995	612,977
Bottomline Technologies (de), Inc. (a)	12,000	283,800
Guidewire Software, Inc. (a)	7,600	428,108
NIC, Inc.	12,000	242,400
SPS Commerce, Inc. (a)	6,160	360,298
Tyler Technologies, Inc. (a)	3,460	534,777
Ultimate Software Group, Inc. (The) (a)	1,680	327,953
		3,763,054

Total Investments at Value — 99.5% (Cost $15,737,854)		$19,637,447

Other Assets in Excess of Liabilities — 0.5%		106,871

Net Assets — 100.0%		$19,744,318

(a)	Non-income producing security.

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2017 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Unaffiliated investments in securities:
At acquisition cost	$555,214,677	$15,737,854
At value (Note 2)	$882,613,113	$19,637,447
Affiliated investments, at value (Cost $28,801,291) (Note 5)	38,181,051	—
Total investments, at value	920,794,164	19,637,447
Cash	65,197,444	95,520
Dividends receivable	344,952	3
Receivable for capital shares sold	15,928,862	6,017
Receivable from Adviser (Note 4)	—	11,783
Other assets	60,303	29,017
Total assets	1,002,325,725	19,779,787

LIABILITIES
Payable for capital shares redeemed	6,049,036	—
Payable for investment securities purchased	946,254	—
Payable to Adviser (Note 4)	612,119	—
Accrued distribution fees (Note 4)	45,710	—
Payable to administrator (Note 4)	22,090	4,420
Accrued Trustees’ fees (Note 4)	8,131	330
Other accrued expenses	310,814	30,719
Total liabilities	7,994,154	35,469

NET ASSETS	$994,331,571	$19,744,318

NET ASSETS CONSIST OF:
Paid-in capital	$641,142,422	$16,523,184
Accumulated net investment loss	(4,212,703)	(140,192)
Accumulated net realized gains (losses) from security transactions	20,623,656	(538,267)
Net unrealized appreciation on investments	336,778,196	3,899,593
NET ASSETS	$994,331,571	$19,744,318

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$416,763,243	$17,539,310
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,886,665	1,603,172
Net asset value, offering price and redemption price per share (Note 2)	$42.15	$10.94
INVESTORS CLASS
Net assets applicable to Investors Class	$577,568,328	$2,205,008
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,781,187	202,764
Net asset value, offering price and redemption price per share (Note 2)	$41.91	$10.87

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Six Months Ended March 31, 2017 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$2,924,133	$52,510
Dividend income from affiliated investments (Note 5)	70,044	—
Foreign withholding taxes on dividends	—	(515)
Total investment income	2,994,177	51,995

EXPENSES
Investment advisory fees (Note 4)	4,004,519	79,250
Shareholder Servicing Fees (Note 4)
Institutional Class	33,766	3,613
Investors Class	683,390	2,595
Trustees' fees and expenses (Note 4)	140,024	13,681
Distribution fees - Investors Class (Note 4)	136,679	518
Professional fees	55,645	55,141
Fund accounting fees (Note 4)	60,258	18,945
Transfer agent fees (Note 4)	64,872	6,000
Registration and filing fees	33,595	24,554
Custody and bank service fees	50,968	1,448
Postage and supplies	26,449	2,396
Insurance Expense	15,265	343
Printing of shareholder reports	3,612	4,095
Administration fees (Note 4)	1,500	1,500
Other expenses	5,401	5,401
Total expenses	5,315,943	219,480
Fee reductions and expense reimbursements by the Adviser (Note 4)	(764,332)	(120,266)
Net expenses	4,551,611	99,214

NET INVESTMENT LOSS	(1,557,434)	(47,219)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from unaffiliated investments	24,757,313	344,836
Net change in unrealized appreciation (depreciation) on unaffiliated investments	57,052,882	1,445,204
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	(1,151,168)	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	80,659,027	1,790,040

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,101,593	$1,742,821

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
FROM OPERATIONS
Net investment loss	$(1,557,434)	$(2,360,616)
Net realized gains from investments	24,757,313	19,478,549
Net change in unrealized appreciation (depreciation) on investments	55,901,714	105,479,205
Net increase in net assets resulting from operations	79,101,593	122,597,138

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains, Institutional Class	(3,928,421)	(3,801,751)
From net realized gains, Investors Class	(6,425,305)	(7,800,144)
Decrease in net assets from distributions to shareholders	(10,353,726)	(11,601,895)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	116,827,631	138,351,076
Net asset value of shares issued in reinvestment of distributions to shareholders	3,040,712	2,389,764
Payments for shares redeemed	(31,405,811)	(30,511,333)
Net increase in Institutional Class net assets from capital share transactions	88,462,532	110,229,507

Investors Class
Proceeds from shares sold	72,479,919	219,384,654
Net asset value of shares issued in reinvestment of distributions to shareholders	5,761,943	7,122,140
Payments for shares redeemed	(62,295,131)	(218,179,463)
Net increase in Investors Class net assets from capital share transactions	15,946,731	8,327,331

TOTAL INCREASE IN NET ASSETS	173,157,130	229,552,081

NET ASSETS
Beginning of period	821,174,441	591,622,360
End of period	$994,331,571	$821,174,441

ACCUMULATED NET INVESTMENT LOSS	$(4,212,703)	$(2,655,269)

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
FROM OPERATIONS
Net investment loss	$(47,219)	$(113,862)
Net realized gains (losses) from investments	344,836	(657,946)
Net change in unrealized appreciation (depreciation) on investments	1,445,204	3,353,193
Net increase in net assets resulting from operations	1,742,821	2,581,385

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	820,509	2,116,078
Payments for shares redeemed	(1,307,033)	(4,688,317)
Net decrease in Institutional Class net assets from capital share transactions	(486,524)	(2,572,239)

Investors Class
Proceeds from shares sold	168,500	460,002
Payments for shares redeemed	(134,398)	(499,947)
Net increase (decrease) in Investors Class net assets from capital share transactions	34,102	(39,945)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,290,399	(30,799)

NET ASSETS
Beginning of period	18,453,919	18,484,718
End of period	$19,744,318	$18,453,919

ACCUMULATED NET INVESTMENT LOSS	$(140,192)	$(92,973)

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2017 (Unaudited)		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$39.01		$33.55		$30.73	$32.18

Income (loss) from investment operations:
Net investment loss	(0.12	)(b)	(0.07	)(b)	(0.09)	(0.01)
Net realized and unrealized gains (losses) on investments	3.74		6.20		2.91	(1.44)
Total from investment operations	3.62		6.13		2.82	(1.45)

Less distributions from net realized gains	(0.48)		(0.67)		—	—

Net asset value at end of period	$42.15		$39.01		$33.55	$30.73

Total return (c)	9.32	%(d)	18.44%		9.18%	(4.51%	)(d)

Net assets at end of period (000's)	$416,763		$301,413		$155,067	$43,355

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.01	%(e)	1.10%		1.09%	1.09	%(e)
Ratio of net expenses to average net assets (f)	0.90	%(e)	0.90%		0.90%	0.90	%(e)
Ratio of net investment loss to average net assets (f)	(0.23%	)(e)	(0.21%)		(0.25%)	(0.20%	)(e)
Portfolio turnover rate	13	%(d)	24%		12%	18	%(d)

(a)	For the period August 13, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2017 (Unaudited)		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012
Net asset value at beginning of period	$38.83		$33.47		$30.72	$33.59	$24.90	$20.43

Income (loss) from investment operations:
Net investment loss	(0.08	)(a)	(0.14	)(a)	(0.13)	(0.22)	(0.02)	(0.12)
Net realized and unrealized gains (losses) on investments	3.64		6.17		2.88	(2.02)	8.83	5.10
Total from investment operations	3.56		6.03		2.75	(2.24)	8.81	4.98

Less distributions from net realized gains	(0.48)		(0.67)		—	(0.63)	(0.12)	(0.51)

Net asset value at end of period	$41.91		$38.83		$33.47	$30.72	$33.59	$24.90

Total return (b)	9.21	%(c)	18.18%		8.95%	(6.96%)	35.59%	24.61%

Net assets at end of period (000's)	$577,568		$519,761		$436,556	$618,488	$548,979	$297,001

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.31	%(d)	1.30%		1.30%	1.24%	1.21%	1.22%
Ratio of net expenses to average net assets (e)	1.10	%(d)	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (e)	(0.42	%)(d)	(0.41%)		(0.37%)	(0.64%)	(0.09%)	(0.50%)
Portfolio turnover rate	13	%(c)	24%		12%	18%	15%	16%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2017 (Unaudited)		Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a)
Net asset value at beginning of period	$9.99		$8.69		$8.92

Income (loss) from investment operations:
Net investment loss	(0.04	)(b)	(0.06	)(b)	(0.05)
Net realized and unrealized gains (losses) on investments	0.99		1.36		(0.18)
Total from investment operations	0.95		1.30		(0.23)

Net asset value at end of period	$10.94		$9.99		$8.69

Total return (c)	9.51	%(d)	14.96%		(2.58%	)(d)

Net assets at end of period (000's)	$17,539		$16,471		$16,706

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.25	%(e)	1.90%		1.72	%(e)
Ratio of net expenses to average net assets (f)	1.03	%(e)(g)	1.10%		1.10	%(e)
Ratio of net investment loss to average net assets (f)	(0.48	%)(e)	(0.60%)		(0.63%	)(e)
Portfolio turnover rate	8	%(d)	21%		13	%(d)

(a)	For the period December 15, 2014 (commencement of operations) through September 30, 2015.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)
Effective January 31, 2017, the Adviser agreed to increase the expense reimbursements it provides to the Institutional Class shares of the Fund by contractually limiting the total expenses of Institutional Class shares of the Fund to 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2017 (Unaudited)		Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$9.94		$8.67	$8.73	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.05)		(0.07)	(0.07)	(0.06)
Net realized and unrealized gains (losses) on investments	0.98		1.34	0.01 (c)	(1.21)
Total from investment operations	0.93		1.27	(0.06)	(1.27)

Net asset value at end of period	$10.87		$9.94	$8.67	$8.73

Total return (d)	9.36	%(e)	14.65%	(0.69%)	(12.70%	)(e)

Net assets at end of period (000's)	$2,205		$1,983	$1,779	$2,786

Ratios/supplementary data:
Ratio of total expenses to average net assets	3.08	%(f)	2.10%	2.25%	6.58	%(f)
Ratio of net expenses to average net assets (g)	1.28	%(f)(h)	1.35%	1.35%	1.35	%(f)
Ratio of net investment loss to average net assets (g)	(0.73	%)(f)	(0.85%)	(0.77%)	(0.89%	)(f)
Portfolio turnover rate	8	%(e)	21%	13%	10	%(e)

(a)	For the period January 21, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)
The amount of net realized and unrealized gains (losses) on investments on a per share basis does not accord with the amounts presented in the Statement of Operations due to the timing of subscriptions and redemptions in relation to fluctuating market values during the period.

(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(h)
Effective January 31, 2017, the Adviser agreed to increase the expense reimbursements it provides to the Investors Class shares of the Fund by contractually limiting the total expenses of Investors Class shares of the Fund to 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Unaudited)

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 6, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund”, and together with the Small Cap Fund, the “Funds,” each a “Fund”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Investors Class and Institutional Class. The Small Cap Fund’s Investors Class commenced operations on October 1, 2002. The Small Cap Fund’s Institutional Class commenced operations on August 13, 2014. The SMid Cap Fund’s Investors Class commenced operations on January 21, 2014. The SMid Cap Fund’s Institutional Class commenced operations on December 15, 2014.

Each Fund’s two classes of shares represent interests in the same portfolio of investments and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets attributable to Institutional Class shares and require a $250,000 initial investment, whereas Investors Class shares are sold without any sales loads, but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Investors Class shares and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the distribution fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets attributable to Investors Class shares through September 30, 2017.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which will impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the amendments by the August 1, 2017 compliance date, which will be reflected in the Fund’s Annual Report for the year ending September 30, 2017.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Securitiesvaluation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value, as determined in good faith by or under the supervision of the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2017:

Small Cap Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$920,794,164	$—	$—	$920,794,164
Total	$920,794,164	$—	$—	$920,794,164

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

SMid Cap Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$19,637,447	$—	$—	$19,637,447
Total	$19,637,447	$—	$—	$19,637,447

As of March 31, 2017, the Funds did not have any transfers between Levels. In addition, the Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of March 31, 2017. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – The Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Small Cap Fund during the periods ended March 31, 2017 and September 30, 2016 was long-term gains. There were no distributions paid by the SMid Cap Fund during the periods ended March 31, 2017 and September 30, 2016.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2017:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$585,189,283	$15,737,854
Gross unrealized appreciation	$343,341,003	$4,436,360
Gross unrealized depreciation	(7,736,122)	(536,767)
Net unrealized appreciation	335,604,881	3,899,593
Capital loss carryforwards	—	(221,552)
Accumulated capital and other gains (losses)	17,584,268	(456,907)
Distributable earnings	$353,189,149	$3,221,134

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Small Cap Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of September 30, 2016, the SMid Cap Fund had short-term and long-term capital loss carryforwards of $124,154 and $97,398, respectively, for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Funds’ tax positions for the current and all open

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

tax periods (periods ended September 30, 2013 through September 30, 2016 for the Small Cap Fund and September 30, 2014 through September 30, 2016 for the SMid Cap Fund) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended March 31, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $140,975,646 and $109,265,156, respectively, for the Small Cap Fund and $1,485,356 and $2,041,562 respectively, for the SMid Cap Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of the Small Cap Fund’s average daily net assets until at least January 31, 2018. During the six months ended March 31, 2017, the Adviser reduced its fees from the Small Cap Fund by $764,332 under this arrangement. In addition, if at any point during the two fiscal years after the fiscal year in which the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the reduction or reimbursement. Amounts recoverable are in the table below.

	September 30, 2017	September 30, 2018	March 31, 2019	Total
Small Cap Fund	$585,480	$1,405,998	$764,332	$2,755,810

During the six months ended March 31, 2017, the Adviser did not recover any previously reimbursed expenses from the Small Cap Fund.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and payable

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

monthly, equal to an annual rate of 0.85% of its average daily net assets. Effective January 31, 2017, the Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.15% (for the Investors Class) and 0.90% (for the Institutional Class) of the SMid Cap Fund’s average daily net assets until at least January 31, 2018. Prior to January 31, 2017, this expense limitation had been 1.35% and 1.10% for Investors Class shares and Institutional Class shares, respectively. During the six months ended March 31, 2017, the Adviser reduced its advisory fees of $79,250 and reimbursed expenses of $41,016 from the SMid Cap Fund under this arrangement. In addition, if at any point during the two fiscal years after the fiscal year in which the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the reduction or reimbursement. Amounts recoverable are in the table below.

	September 30, 2017	September 30, 2018	March 31, 2019	Total
SMid Cap Fund	$50,545	$145,410	$120,266	$316,221

During the six months ended March 31, 2017, the Adviser did not recover any previously reimbursed expenses from the SMid Cap Fund.

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits the Funds to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor for distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. The Board has determined to limit the distribution fees paid by Investors Class shares of each Fund to an annual rate of 0.05% of the average daily net assets attributable to Investors Class shares through at least September 30, 2017. For the six months ended March 31, 2017, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $136,679 and $518, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan, under which the Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents). Each Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets allocable to the Investors Class shares and 0.10% of the average daily net assets allocable to the Institutional Class shares through at

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

least September 30, 2017. During the six months ended March 31, 2017, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred $33,766 and $683,390, respectively, in fees under the Shareholder Servicing Plan. During the six months ended March 31, 2017, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred $3,613 and $2,595, respectively, in fees under the Shareholder Servicing Plan.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

TRUSTEE COMPENSATION
Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $5,750 and $5,750 per quarterly and special in-person meeting (except that such fee is $9,575 for the Lead Independent Trustee and the Chairman of the Audit Committee), and 50% of such meeting fee for telephonic meetings. Trustees affiliated with the Adviser are not compensated by the Trust for their services.

PRINCIPAL HOLDERS OF FUND SHARES
As of March 31, 2017, the following shareholders owned of record 5% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Small Cap Fund - Institutional Class
National Financial Services LLC (for the benefit of its customers)	32%
Charles Schwab & Company, Inc. (for the benefit of its customers)	18%
Small Cap Fund - Investor Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	35%
National Financial Services LLC (for the benefit of its customers)	9%
SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	77%
Saxon & Company (for the benefit of its customers)	5%
SMid Cap Fund - Investor Class
National Financial Services LLC (for the benefit of its customers)	43%
David Lawson	12%

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of March 31, 2017, the Small Cap Fund owns 6.02% and 5.97%, respectively, of the outstanding voting shares of Exa Corporation and Mesa Laboratories, Inc. Further information on these holdings for the six months ended March 31, 2017 appears below:

	Exa Corporation	Mesa Laboratories, Inc.
Percentage of Outstanding Voting Shares Owned	6.02%	5.97%
Shares at Beginning of Period	788,398	211,386
Shares Purchased During the Period	103,235	7,500
Shares Sold During the Period	—	—
Shares at End of Period	891,633	218,886
Market Value at Beginning of Period	$12,653,788	$24,174,103
Cost of Purchases During the Period	1,604,722	899,606
Cost of Sales During the Period	—	—
Change in Unrealized Appreciation (Depreciation)	(2,934,771)	1,783,603
Market Value at End of Period	$11,323,739	$26,857,312
Net Realized Gains (Losses) During the Period	$—	$—
Dividend Income Earned During the Period	$—	$70,044

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2017		For the Year Ended September 30, 2016
	Shares	Value	Shares	Value
Issued	2,856,568	$116,827,631	3,888,527	$138,351,076
Reinvested	75,228	3,040,712	66,125	2,389,764
Redeemed	(770,817)	(31,405,811)	(850,809)	(30,511,333)
Net increase	2,160,979	$88,462,532	3,103,843	$110,229,507

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2017		For the Year Ended September 30, 2016
	Shares	Value	Shares	Value
Issued	1,807,023	$72,479,919	6,296,005	$219,384,654
Reinvested	143,261	5,761,943	197,618	7,122,140
Redeemed	(1,553,456)	(62,295,131)	(6,154,106)	(218,179,463)
Net increase	396,828	$15,946,731	339,517	$8,327,331

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2017		For the Year Ended September 30, 2016
	Shares	Value	Shares	Value
Issued	80,285	$820,509	232,231	$2,116,078
Redeemed	(126,166)	(1,307,033)	(505,732)	(4,688,317)
Net decrease	(45,881)	$(486,524)	(273,501)	$(2,572,239)

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2017		For the Year Ended September 30, 2016
	Shares	Value	Shares	Value
Issued	16,563	$168,500	53,472	$460,002
Redeemed	(13,250)	(134,398)	(59,238)	(499,947)
Net increase (decrease)	3,313	$34,102	(5,766)	$(39,945)

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of March 31, 2017,

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the Small Cap Fund had no significant investments in any particular sector and the SMid Cap Fund had 29.5% of the value of its net assets invested in stocks within the Producer Durables sector.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (October 1, 2016) and held until the end of the period (March 31, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,093.20	0.90%	$4.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.44	0.90%	$4.53
Investors Class
Based on Actual Fund Return	$1,000.00	$1,092.10	1.10%	$5.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.45	1.10%	$5.54

Conestoga SMid Cap Fund	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,095.10	1.03%	$5.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.80	1.03%	$5.19
Investors Class
Based on Actual Fund Return	$1,000.00	$1,093.60	1.28%	$6.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.55	1.28%	$6.44

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)
Expenses are equal to the Funds' annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), for Actual and Hypothetical Return information, respectively.

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on November 9, 2016, the Board of Trustees of Conestoga Funds (the “Board”) considered the annual renewals of the advisory agreements with the Adviser (“CCA”) on behalf of the Small Cap Fund and the SMid Cap Fund, respectively (the “Investment Advisory Agreements”), copies of which were included in the meeting materials.

In evaluating the Investment Advisory Agreements, generally the Board relied upon its knowledge of CCA, CCA’s services and the Small Cap Fund and SMid Cap Fund, resulting from the Board’s meetings and interactions with management throughout the year. The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreements, which the Board had received as requested in preparation for its consideration of the Investment Advisory Agreements.

The Board reviewed and considered the nature, extent and quality of the investment advisory services provided by CCA under the Investment Advisory Agreements, including portfolio management, investment research, equity securities trading and monitoring for best execution, and resources dedicated to the Small Cap Fund and SMid Cap Fund. The Board also reviewed and considered the nature, extent and quality of the non-advisory services provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board placed a significant emphasis on the investment performance of the Small Cap Fund and SMid Cap Fund. While consideration was given to performance reports and discussions throughout the year, particular attention in assessing performance was given to information furnished in connection with the contract renewals.

The Board reviewed information comparing the Small Cap Fund’s average returns for various periods ended September 30, 2016 to the performance of: (1) the Russell 2000 Index and Russell 2000 Growth Index (the “Small Cap Indices”), (2) other comparable small cap mutual funds provided by CCA, and (3) other mutual funds included in the Small High Growth Morningstar Institutional Category (the “Small Cap Peer Group”). The Board noted that the returns of the Small Cap Fund (Investors Share Class) were below the Small Cap Indices for the most recent quarter, year to date period (Russell 2000 Index only), the 3-year period, and the 5-year period; and were in excess of the Small Cap Indices for the year to date period (Russell 2000 Growth Index only), 1-year period, and 10-year period. The Board also noted that the Small Cap Fund’s returns were above the Small Cap Peer Group average for the year to date, 1-year, 3-year, 5-year and 10-year periods.

The Board reviewed information comparing the SMid Cap Fund’s average returns for various periods ended September 30, 2016 to the performance of: (1) the Russell 2500 Index and Russell 2500 Growth Index (the “SMid Cap Indices”), (2) other comparable small cap mutual funds provided by CCA, and (3) other mutual funds included in the SMID Growth Morningstar Institutional Category (the “SMid Cap Peer Group”). The Board noted that the returns of the SMid Cap Fund (Investors Share Class) were below the SMid Cap Indices for the most recent quarter, year to date period (Russell 2500 Index only) and

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

since the Fund’s inception in January 2014; and were in excess of the Small Cap Indices for the year to date period (Russell 2500 Growth Index only) and 1-year period. The Board also noted that the SMid Cap Fund’s returns were above the SMid Cap Peer Group average for the year to date period and the 1-year period. The Board noted the limited performance history available for the SMid Cap Fund.

Overall, the Board found the comparative investment performance results of the Small Cap Fund and the SMid Cap Fund to be satisfactory.

The Board compared the net expense ratio and management fee of the Small Cap Fund and SMid Cap Fund to the net expense ratios and advisory fees of the Small Cap Peer Group and SMid Cap Peer Group, respectively. For the Small Cap Fund, the Board noted that the management fee was above, but generally in line with, the Small Cap Peer Group average and the net expense ratio was favorable compared to the Small Cap Peer Group average. With respect to the SMid Cap Fund, the Board noted that the management fee was above, but generally in line with, the SMid Cap Peer Group average, and that the net expense ratio was favorable compared to the SMid Cap Peer Group average with respect to Institutional Class Shares and above, but generally in line with, the SMid Cap Peer Group average with respect to Investors Class Shares. The Board noted the relatively small size of the SMid Cap Fund compared to the SMid Cap Peer Group.

Overall, the Board concluded that the management fees paid by the Small Cap Fund and SMid Cap Fund were reasonable in comparison to the management fees of the respective peer groups. The Board also concluded that the management fees paid by the Small Cap Fund and the SMid Cap Fund to CCA were reasonable in comparison to the management fees charged by CCA to other separate accounts, particularly when considering the added services that the Fund shareholders receive versus CCA’s separately managed account clients. While intending to continuously monitor the fee structures of the Small Cap Fund and SMid Cap Fund, the Board found their expense structures to be acceptable in view of the nature and structure of Fund operations, CCA’s contractual agreements to limit Fund operating expenses, and, with respect to the SMid Cap Fund, the size of the Fund.

The Board reviewed the costs of the services provided by CCA and discussed the profitability of the Small Cap Fund and SMid Cap Fund advisory relationships to CCA. The Board considered “fall-out benefits” that could be derived by CCA from its relationship with the Small Cap Fund and SMid Cap Fund. The Board also considered CCA’s use of “soft dollar” arrangements. Under such arrangements, it was noted, brokerage commissions paid by the Small Cap Fund, SMid Cap Fund and/or other accounts managed by CCA would be used to pay for research that a securities broker obtains from third parties. The Board considered CCA’s representation that the Small Cap Fund’s fee structure reflects economies of scale, and considered the asset size of the SMid Cap Fund and potential economies of scale in the future.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

After further discussion and consultation with Independent Trustee counsel, the Board agreed that they have been provided with sufficient information with which to approve the Investment Advisory Agreements for another year with respect to each of the Small Cap Fund and SMid Cap Fund.

Based on all of the above factors, with no single factor being determinative and each Trustee not necessarily attributing the same weight to each factor, the Board concluded that: (i) the nature, extent, and quality of the services provided by CCA were appropriate for the proper management of the Small Cap Fund and SMid Cap Fund’s assets, and that CCA demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreements; (ii) the Small Cap Fund and SMid Cap Fund’s performance was satisfactory when compared to the performance of relevant market indices and to similar funds; (iii) the current profitability of the Small Cap Fund and SMid Cap Fund to CCA appeared reasonable; and (iv) the current fee structure for the Small Cap Fund reflects economies of scale and the SMid Cap Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Small Cap Fund and SMid Cap Fund’s shareholders to approve the continuation of the Investment Advisory Agreements. The Board also concluded that the fees paid by the Small Cap Fund and SMid Cap Fund to CCA were reasonable and appropriate when compared to fees paid to CCA by other entities considering the varying levels of services provided to such other entities.

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Interested Trustees

William C. Martindale, Jr., Chairman
Robert M. Mitchell

Independent Trustees

William B. Blundin
Nicholas J. Kovich
James G. Logue
John G. O’Brien
Richard E. Ten Haken

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
425 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
425 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street 26th Floor
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

William C. Martindale, Jr., CEO
Duane R. D’Orazio, Secretary, Chief Compliance Officer
Robert M. Mitchell, Treasurer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President
Michelle L. Patterson, Vice President
Alida Bakker-Castorano, Vice President
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Stephen L. Preston, Assistant Vice President and Anti-Money
Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	May 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	May 31, 2017

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Treasurer and Principal Accounting Officer

Date	May 31, 2017

*	Print the name and title of each signing officer under his or her signature.